UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Tenneco Inc.

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 13, 2009 TENNECO INC. TENNECO INC. 500 NORTH FIELD DRIVE LAKE FOREST, IL 60045 Meeting Information Meeting Type: Annual For holders as of: 3/16/09 Date: 5/13/2009 Time: 10:00 a.m. Location: Tenneco Headquarters 500 North Field Drive Lake Forest, IL 60045 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.
M11498

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT AND FORM 10-K FOR YEAR ENDED DECEMBER 31, 2008 How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/29/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Directions to attend the meeting and vote in person are included in the proxy statement. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting M11499 attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote “FOR” Items 1, 2 and 3. 1. Election of 10 Director Nominees Nominees: 1a) Charles W. Cramb 1b) Dennis J. Letham 2. Approve appointment of Deloitte & Touche LLP as independent public accountants for 2009. 1c) Frank E. Macher 3. Approve amendment of the Tenneco Inc. 2006 Long-Term Incentive Plan to increase shares 1d) Hari N. Nair available by 2.3 million, with each share underlying an award counting as one share (provided that each share underlying a full value 1e) Roger B. Porter award counts as 1.25 shares) against the total plan availability. 1f) David B. Price, Jr. 4. In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such 1g) Gregg M. Sherrill other matters as may properly come before the meeting (or any adjournment or postponement thereof). 1h) Paul T. Stecko 1i) Mitsunobu Takeuchi 1j) Jane L. Warner M11500